                                                                    EXHIBIT 32.2


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly filing of Trimedyne, Inc., a Nevada corporation (the "Company"), on Form 10-Q for the period ended June 30, 2010 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Jeffrey Rudner, the Principal Financial Officer of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 23, 2010

/s/ Jeffrey S. Rudner
--------------------------
Jeffrey S. Rudner
Principal Financial Officer